John Hancock
Classic Value Mega Cap Fund

SUMMARY PROSPECTUS 7–1–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information both dated 7-1-10, and most recent financial highlights information included in the shareholder report, dated 2-28-10, are incorporated by reference into this Summary Prospectus.

 Class I: JMEIX

Investment objective

The fund seeks long-term growth of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class I

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class I

Management fee[1]	0.79

Other expenses[2,3]	7.50

Total annual fund operating expenses	8.29

Contractual expense reimbursement[4]	−7.33

Total annual fund operating expenses after expense reimbursements	0.96

1	“Management fee” reflects a reduction in the contractual investment advisory agreement effective October 1, 2009.
2	“Other expenses” shown exclude certain one time fees incurred in the previous fiscal year. Had these fees been included, “Other expenses” would have been 7.90%.
3	“Other expenses” reflects a change in the contractual transfer agency and services agreement effective July 1, 2010.
4	The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.96% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses. This expense limitation shall remain in effect until June 30, 2011, and thereafter until terminated by the adviser.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	98

3 Years	1,767

5 Years	3,327

10 Years	6,801

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not

A Domestic Equity Fund

 John Hancock Classic Value Mega Cap Fund

reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal investment strategies

To pursue its investment objective, the fund normally invests at least 80% of its net assets (plus any borrowing for investment purposes) in domestic equity securities of mega-cap companies. The subadviser defines domestic mega-cap companies as companies with a market capitalization of approximately $7 billion or greater as of March 31, 2010. The fund has been classified as non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.

In choosing domestic securities, the subadviser screens a dynamic universe of the 250 largest publicly traded U.S. companies. Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser’s estimate of long-term earnings power. In doing so, the subadviser selects companies with the following characteristics: attractive stock price; below-normal earnings; a sound plan to restore earnings; and a sustainable business advantage. The subadviser believes that this approach avoids investment in overvalued securities. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

The fund may invest up to 20% of its net assets in securities of foreign issuers that are not publicly traded in the U.S., including depositary receipts.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Non-diversified risk Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers.

Past performance

Calendar year total returns The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund, by showing changes in the fund’s performance from year to year; however, as always, past performance (before and after taxes) does not indicate future results. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison. The Russell Top 200 Value Index is included as an additional broad-based index.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Calendar year total returns — Class I (%)

2008	2009
−44.26	36.33

Total return The fund’s total return for the three months ended March 31, 2010 was 7.32%.

Best quarter: Q3 ’09, 24.69%

Worst quarter: Q4 ’08, −25.86%

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		2-28-07

Class I before tax	36.33	−13.52

After tax on distributions	35.82	−14.30

After tax on distributions, with sales	23.61	−11.65

Russell 1000 Value Index	19.69	−9.35

Russell Top 200 Value Index	14.59	−9.76

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Pzena Investment Management, LLC

Portfolio management

Antonio DeSpirito III
Managing principal and portfolio manager

Managed fund since inception

John P. Goetz
Managing principal and co-chief investment officer

Managed fund since inception

Richard S. Pzena
Founder, managing principal, chief executive officer and co-chief investment officer

Managed fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends annually and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

 John Hancock Classic Value Mega Cap Fund

© 2010 John Hancock Funds, LLC    322ISP 7-1-10    SEC file number: 811-21777